Exhibit 99.1

NEWS RELEASE

Contact:	David Kimichik	Deric Eubanks	Elise Chittick	Scott Eckstein
	Chief Financial Officer	SVP – Finance	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 490-9600	(972) 778-9487	(212) 827-3766

ASHFORD TRUST REPORTS

2nd QUARTER RESULTS

ANNOUNCES ASHFORD PRIME METRICS

Adjusted EBITDA increased 11% for the Quarter

RevPAR Growth of 7.9% for the Ashford Prime Portfolio

Hotel EBITDA Flow-Through of 54% for All Hotels

DALLAS, July 31, 2013 — Ashford Hospitality Trust, Inc. (NYSE: AHT) (“the Company” or “Ashford Trust”) today reported the following results and performance measures for the second quarter ended June 30, 2013. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) are proforma. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2013, with the second quarter ended June 30, 2012 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS

•	Board of Directors reiterates quarterly dividend policy of $0.12 per share post spin-off of Ashford Prime

•	RevPAR increased 4.5% for all hotels in the Highland Hospitality portfolio, driven by a 4.7% increase in ADR

•	RevPAR increased 4.1% for all Legacy hotels, including the eight Ashford Prime hotels, driven by a 3.8% increase in ADR and a 24 basis point increase in occupancy

•	RevPAR for all hotels, including Ashford Prime and the Highland Hospitality portfolio, increased 4.2% during the quarter

•	Adjusted EBITDA increased $10.4 million or 11% during the second quarter

•	Hotel EBITDA flow-through was 54% for all hotels, including the Highland Hospitality portfolio

•	Hotel operating profit for all hotels, including the Highland Hospitality portfolio, increased by $6.0 million, or 5.3%

•

Net loss attributable to common shareholders was $1.4 million, or $0.02 per diluted share, compared with net loss attributable to common shareholders of $13.3 million, or $0.20 per diluted share, in the prior-year quarter

•

Adjusted funds from operations (AFFO) was $0.55 per diluted share for the quarter as compared with $0.52 from the prior-year quarter; the prior year quarter included $8.0 million of income from derivatives

•	AFFO per share of $0.55 for the quarter is a record quarter for the Company when excluding income from derivatives in prior years

•

During the quarter, the Company completed its follow-on public offering of 11,000,000 shares of common stock at a price of $12.00 per share; subsequent to the end of the quarter, the underwriters exercised in part their option to purchase 1,250,782 shares of common stock at a gross price of $12.00 per share

•	At the end of the second quarter 2013, Ashford had cash, cash equivalents, and net marketable securities of $273 million

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AHT Reports Second quarter Results

July 31, 2013

CAPITAL EXPENDITURES

•	Capex invested in the quarter for the Legacy portfolio was $24.8 million

•	Ashford’s pro rata share of capex invested in the quarter for the Highland Hospitality portfolio was $11.4 million

•	Capex invested in the quarter for the Ashford Prime portfolio was $8.5 million

ASHFORD PRIME FINANCIAL AND OPERATING HIGHLIGHTS

•

During the quarter, Ashford’s Board of Directors approved a plan to spin-off an 80% ownership interest in an eight-hotel portfolio to holders of Ashford Trust common stock in the form of a taxable special distribution expected to be comprised of common stock in Ashford Hospitality Prime, Inc. (“Ashford Prime”)

•	RevPAR increased 7.9% to $164.35 for all hotels in the Ashford Prime portfolio on a 5.4% increase in ADR and a 198 basis point increase in occupancy

•	Hotel EBITDA Flow-Through for all Ashford Prime hotels was 70%

•	Hotel operating profit margin increased 193 basis points for all Ashford Prime hotels

•	Ashford Prime will have an initial cash balance of at least $140.0 million upon spin-off

•	Ashford Prime is expected to have an initial annual dividend policy of a minimum of $0.04 per Ashford Trust share equivalent

•	No debt maturities until 2017; all debt is non-recourse

•	Anticipate acquisition of the Pier House Resort & Spa during the fourth quarter of 2013

The Company announced on June 17, 2013, that its Board of Directors approved a plan to spin-off an 80% ownership interest in an 8-hotel portfolio, totaling 3,146 rooms (2,912 owned rooms), to holders of Ashford Trust common stock in the form of a taxable special distribution. The distribution is expected to be comprised of common stock in Ashford Hospitality Prime, Inc. (“Ashford Prime”), a newly formed company to which Ashford Trust plans to transfer the portfolio interests. This distribution will be made on a pro rata basis to holders of Ashford Trust common stock as of the distribution record date. The distribution is expected to take place toward the end of the third quarter. Ashford Prime is expected to qualify as a real estate investment trust (“REIT”) for federal income tax purposes, and intends to file an application to list its shares of common stock on the New York Stock Exchange, under the symbol “AHP.” More information can be found in the information statement for Ashford Hospitality Prime that has been filed with the SEC.

For the eight-hotel portfolio that will comprise Ashford Prime, hotel operating profit (Hotel EBITDA) increased 11.7% to $24.0 million. For all eight Ashford Prime hotels that will be initially included in continuing operations, Hotel EBITDA Margin increased 193 basis points to 37.8%. RevPAR growth for the Pier House Resort & Spa was 2.7% for the quarter with Hotel EBITDA margin up 502 basis points. Hotel EBITDA increased 17.6% for the Pier House Resort & Spa during the quarter.

CAPITAL STRUCTURE

At June 30, 2013, Ashford had total assets of $3.6 billion in continuing operations, and $4.5 billion overall including the Highland Hospitality portfolio which is not consolidated. As of June 30, 2013, the Company had $2.4 billion of mortgage debt in continuing operations and $3.2 billion overall including the Highland Hospitality portfolio. Ashford’s total combined debt had a blended average interest rate of 5.3%, with a weighted average debt maturity of 3.4 years.

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AHT Reports Second quarter Results

July 31, 2013

On April 10, 2013, Ashford announced that, along with its joint venture partner, it had entered into a series of agreements with the City of Nashville and Davidson County relating to the 673-room Renaissance Nashville Hotel. The hotel is part of Ashford’s Highland Hospitality portfolio of which Ashford has a 71.74% ownership interest. The Agreements include converting the joint venture’s leasehold interest in the hotel, which was set to expire in 2087, to fee simple ownership, extending the current lease term of some adjacent facilities to 2112, and entering into a new, 30-year lease for 80,000 square feet of meeting space and pre-function space located at the existing Nashville Convention Center, which is adjacent to the hotel, all at no cost to the joint venture. By entering into the lease for the additional meeting space, the hotel will now be able to offer over 110,000 square feet of self-contained meeting and pre-function space to accommodate larger groups.

On May 14, 2013, the Company announced it had completed the acquisition of the 142-room Pier House Resort and Spa in Key West, FL for total consideration of $90.0 million in cash ($634,000 per key). The purchase price represents a trailing 12-month cap rate of 6.2% on net operating income and an EBITDA multiple of 14.3x. In 2012, the hotel achieved RevPAR of $275, with occupancy of 83% and an Average Daily Rate of $333.

Ashford closed its follow-on public offering of 12,250,782 shares of common stock at a gross price of $12.00 per share. Ashford intends to use the net proceeds of the offering to effect the planned spin-off of Ashford Prime. If the spin-off is not effected, Ashford intends to use the net proceeds of the offering for other general corporate purposes, including, without limitation, financing future hotel-related investments, capital expenditures, working capital and repayment of debt or other obligations.

“We are excited about the planned spin-off of Ashford Prime and believe this transaction will help unlock the relative imbedded value in this portfolio of high RevPAR hotels located predominantly in domestic and international gateway markets. Further, since the cash from our recently completed follow-on offering will be contributed to Ashford Prime, it has put us much closer to our target net debt plus preferred equity to EBITDA ratio of 5.0x or less for this platform than we were prior to the offering. For example, if an annual base management fee of $5.0 million is used as an estimate, and if incremental annual G&A costs are $4.0 million, the trailing 12-month net debt plus preferred equity to EBITDA ratio as of the end of the second quarter for the Ashford Prime portfolio was around 6.5x,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “We are very optimistic regarding Ashford Prime’s prospects given its high-quality portfolio, well-defined investment strategy, low leverage capital structure, and our management team’s proven track record of delivering asset growth and superior shareholder returns. Ultimately, we believe this spin-off will offer us an exceptional high-growth platform with enhanced access to the capital markets and will serve the best interests of our shareholders as both Ashford Prime and Ashford Trust continue to capitalize on the attractive lodging industry fundamentals we expect to persist for the next several years.”

PORTFOLIO REVPAR

As of June 30, 2013, the Company’s Legacy portfolio consisted of direct hotel investments with 95 properties classified in continuing operations. During the second quarter of 2013, 88 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 95 hotels) and proforma not under renovation basis (88 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. Details of each category are provided in the tables attached to this release.

•	Proforma RevPAR increased 4.1% to $112.48 for all hotels in the Legacy portfolio on a 3.8% increase in ADR and a 24 basis point increase in occupancy

•	Proforma RevPAR increased 3.8% to $112.64 for hotels not under renovation in the Legacy portfolio on a 3.7% increase in ADR and a 8 basis point increase in occupancy

•	Proforma RevPAR increased 4.5% to $116.89 for all hotels in the Highland Hospitality portfolio on a 4.7% increase in ADR and a 18 basis point decrease in occupancy

•	Proforma RevPAR increased 6.0% to $111.46 for hotels not under renovation in the Highland Hospitality portfolio on a 5.3% increase in ADR and a 47 basis point increase in occupancy

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AHT Reports Second quarter Results

July 31, 2013

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

During the quarter, Hotel operating profit (Hotel EBITDA) for all Legacy hotels increased 5.9% to $91.5 million. For the 88 hotels that were not under renovation, Hotel EBITDA increased 5.6% to $84.6 million. Hotel EBITDA Margin (expressed as a percentage of Total Hotel Revenue) increased 76 basis points to 35.6% for the 88 Legacy hotels not under renovation. For all 95 Legacy hotels included in continuing operations, Hotel EBITDA Margin increased 82 basis points to 35.2%. The Legacy hotels had significant insurance and property tax savings in the prior year quarter. Excluding these increases, margin improvement would have been 162 basis points.

For the Company’s 71.74% share of all hotels in the Highland Hospitality portfolio, Hotel operating profit (Hotel EBITDA) increased 3.4% to $28.3 million. For the 23 hotels in the Highland Hospitality portfolio that were not under renovation, Hotel EBITDA increased 4.8% to $21.8 million. Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 25 basis points to 31.9% for the 23 Highland Hospitality hotels not under renovation. For all 28 Highland Hospitality hotels included in continuing operations, Hotel EBITDA margin increased 12 basis points to 33.4%. The Highland Portfolio had significant insurance and property tax savings in the prior year quarter. Excluding these increases, margin improvement would have been 101 basis points.

Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Hotel EBITDA and Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Legacy portfolio as well as its pro-rata share of the Highland Hospitality portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 94 Legacy hotels included in continuing operations, the eight-hotel Ashford Prime portfolio, and Ashford’s pro-rata share of the Highland Hospitality portfolio are provided in the table attached to this release.

In addition, in 2013, Marriott Hotels and Resorts converted to a monthly reporting calendar as opposed to its traditional thirteen-period reporting calendar. Historically, Ashford has recorded four of its Marriott-managed hotels’ accounting periods in the fourth quarter and three in each of the other quarters during the year. Presently, Marriott manages 38 hotels for Ashford making it one of the Company’s largest property managers. Accordingly, this year Ashford has converted its 2012 numbers on a proforma basis to calendar months, consistent with the new Marriott monthly reporting calendar, to provide necessary consistency in period-to-period comparisons.

ASSET MANAGEMENT

As part of Ashford’s ongoing asset management initiatives, during the second quarter the Company converted eight hotels from brand management to franchises. These include the SpringHill Suites Richmond; Residence Inn Phoenix Airport; Residence Inn Newark, CA; Courtyard Oakland Airport, Courtyard by Marriott Newark, CA; Marriott Suites Market Center Dallas; Courtyard Palm Desert and Residence Inn Palm Desert. In addition, subsequent to the end of the quarter, the Company entered into an agreement to convert the Beverly Hills Crowne Plaza Hotel to the Marriott brand after the expiration of the existing license agreement in March of 2015.

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AHT Reports Second quarter Results

July 31, 2013

Mr. Bennett commented, “Our asset management team is constantly exploring ways to maximize the value of our assets and generate enhanced revenues and additional cost savings. We expect these newly franchised hotels and repositioning of our Beverly Hills asset will produce long-term value creation through higher revenue and EBITDA growth.”

COMMON STOCK DIVIDEND

On June 14, 2013, Ashford announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company’s common stock for the second quarter ending June 30, 2013, payable on July 15, 2013, to shareholders of record as of June 28, 2013.

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, August 1, 2013, at 11:00 a.m. ET. The number to call for this interactive teleconference is (480) 629-9866. A replay of the conference call will be available through Thursday August 8, 2013, by dialing (303) 590-3030 and entering the confirmation number, 4628631.

The Company will also provide an online simulcast and rebroadcast of its second quarter 2013 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Thursday August 1, 2013, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry across all segments and at all levels of the capital structure primarily within the United States.

Ashford Hospitality Prime will be a conservatively capitalized real estate investment trust (REIT) focused on investing in high RevPAR full-service and urban select-service hotels located predominantly in domestic and international gateway markets.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

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AHT Reports Second quarter Results

July 31, 2013

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; the degree and nature of our competition; and the satisfaction of the condition to the completion of the spin-off . These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel EBITDA Margin is Hotel EBITDA divided by total revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

	June 30,	December 31,
	2013	2012
	(Unaudited)
ASSETS
Cash and cash equivalents	$250,464	$185,935
Marketable securities	24,521	23,620

Total cash, cash equivalents and marketable securities	274,985	209,555
Investment in hotel properties, net	2,938,552	2,872,304
Restricted cash	77,954	84,786
Accounts receivable, net of allowance of $364 and $265, respectively	37,540	35,116
Inventories	2,296	2,111
Notes receivable, net of allowance of $8,138 and $8,333, respectively	11,404	11,331
Investment in unconsolidated joint ventures	154,173	158,694
Deferred costs, net	14,186	17,194
Prepaid expenses	15,277	10,145
Derivative assets, net	26	6,391
Other assets	5,565	4,594
Intangible asset, net	2,676	2,721
Due from affiliates	2,369	1,168
Due from third-party hotel managers	55,155	48,619

Total assets	$3,592,158	$3,464,729

LIABILITIES AND EQUITY
Liabilities:
Indebtedness	$2,381,932	$2,339,410
Accounts payable and accrued expenses	96,898	84,293
Dividends payable	20,585	18,258
Unfavorable management contract liabilities	8,847	11,165
Due to related party, net	782	3,725
Due to third-party hotel managers	2,038	1,410
Liabilities associated with marketable securities and other	1,666	1,641
Other liabilities	6,083	6,348

Total liabilities	2,518,831	2,466,250

Redeemable noncontrolling interests in operating partnership	182,289	151,179
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized -
Series A Cumulative Preferred Stock, 1,657,206 shares issued and outstanding at June 30, 2013 and December 31, 2012	17	17
Series D Cumulative Preferred Stock, 9,468,706 shares issued and outstanding at June 30, 2013 and December 31, 2012	95	95
Series E Cumulative Preferred Stock, 4,630,000 shares issued and outstanding at June 30, 2013 and December 31, 2012	46	46
Common stock, $0.01 par value, 200,000,000 shares authorized, 124,896,765 shares issued, 79,316,147 and 68,150,617 shares outstanding, respectively	1,249	1,249
Additional paid-in capital	1,866,293	1,766,168
Accumulated other comprehensive loss	(263)	(282)
Accumulated deficit	(835,308)	(770,467)
Treasury stock, at cost (45,580,618 shares and 56,746,148 shares, respectively)	(142,245)	(164,884)

Total shareholders’ equity of the Company	889,884	831,942
Noncontrolling interests in consolidated entities	1,154	15,358

Total equity	891,038	847,300

Total liabilities and equity	$3,592,158	$3,464,729

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
REVENUE
Rooms	$205,740	$189,829	$389,209	$359,288
Food and beverage	43,234	41,943	82,884	81,650
Other	9,429	8,929	18,145	16,743

Total hotel revenue	258,403	240,701	490,238	457,681
Other	136	77	243	152

Total Revenue	258,539	240,778	490,481	457,833

EXPENSES
Hotel operating expenses
Rooms	45,075	41,802	87,231	80,402
Food and beverage	27,616	26,950	54,791	53,951
Other expenses	73,356	71,171	141,648	136,265
Management fees	10,686	9,892	20,579	18,881

Total hotel operating expenses	156,733	149,815	304,249	289,499
Property taxes, insurance, and other	11,663	10,138	23,911	21,850
Depreciation and amortization	32,842	33,477	65,322	67,133
Impairment charges	(99)	(95)	(195)	(187)
Transaction acquisition costs	1,170	—	1,170	—
Corporate, general, and administrative:
Stock/unit-based compensation	4,550	4,223	12,893	9,369
Other general and administrative	10,149	7,707	16,322	12,807

Total Operating Expenses	217,008	205,265	423,672	400,471

OPERATING INCOME	41,531	35,513	66,809	57,362
Equity in earnings (loss) of unconsolidated joint ventures	2,367	23	(4,521)	(10,281)
Interest income	13	22	49	54
Other income	310	6,703	6,132	14,317
Interest expense	(34,174)	(34,833)	(67,622)	(68,514)
Amortization of loan costs	(1,852)	(1,451)	(3,784)	(2,646)
Write-off of deferred loan costs and exit fees	—	—	(1,971)	—
Unrealized gain (loss) on marketable securities	(919)	1,628	1,782	3,413
Unrealized gain (loss) on derivatives	789	(7,458)	(6,360)	(17,399)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	8,065	147	(9,486)	(23,694)
Income tax expense	(465)	(1,366)	(1,069)	(2,245)

INCOME (LOSS) FROM CONTINUING OPERATIONS	7,600	(1,219)	(10,555)	(25,939)
Loss from discontinued operations	—	(4,721)	—	(4,554)

NET INCOME (LOSS)	7,600	(5,940)	(10,555)	(30,493)
(Income) loss from consolidated entities attributable to noncontrolling interests	8	(54)	715	224
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(502)	1,180	2,260	4,238

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	7,106	(4,814)	(7,580)	(26,031)
Preferred dividends	(8,491)	(8,490)	(16,981)	(16,822)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(1,385)	$(13,304)	$(24,561)	$(42,853)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Loss from continuing operations attributable to common shareholders	$(0.02)	$(0.14)	$(0.36)	$(0.58)
Loss from discontinued operations attributable to common shareholders	—	(0.06)	—	$(0.06)

Net loss attributable to common shareholders	$(0.02)	$(0.20)	$(0.36)	$(0.64)

Weighted average common shares outstanding – basic	68,489	67,639	68,088	67,396

Diluted:
Loss from continuing operations attributable to common shareholders	$(0.02)	$(0.14)	$(0.36)	$(0.58)
Loss from discontinued operations attributable to common shareholders	—	$(0.06)	—	$(0.06)

Net loss attributable to common shareholders	$(0.02)	$(0.20)	$(0.36)	$(0.64)

Weighted average common shares outstanding – diluted	68,489	67,639	68,088	67,396

Dividends declared per common share:	$0.12	$0.11	$0.44	$0.40

Amounts attributable to common shareholders:
Income (loss) from continuing operations	$7,106	$(678)	$(7,580)	$(22,043)
Loss from discontinued operations	—	(4,136)	—	(3,988)
Preferred dividends	(8,491)	(8,490)	(16,981)	(16,822)

Net loss attributable to common shareholders	$(1,385)	$(13,304)	$(24,561)	$(42,853)

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA

(in thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net income (loss)	$7,600	$(5,940)	$(10,555)	$(30,493)
(Income) loss from consolidated entities attributable to noncontrolling interests	8	(54)	715	224
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(502)	1,180	2,260	4,238

Net income (loss) attributable to the Company	7,106	(4,814)	(7,580)	(26,031)
Interest income	(13)	(22)	(49)	(54)
Interest expense and amortization of loan costs	35,529	36,239	70,501	71,090
Depreciation and amortization	32,005	33,434	63,665	67,017
Impairment charges	(99)	4,025	(195)	3,933
Income tax expense	465	1,366	1,069	2,245
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	502	(1,180)	(2,260)	(4,238)
Equity in (earnings) loss of unconsolidated joint ventures	(2,367)	(23)	4,521	10,281
Company’s portion of EBITDA of unconsolidated joint ventures	26,747	25,116	44,136	39,680

EBITDA	99,875	94,141	173,808	163,923
Amortization of unfavorable management contract liabilities	(586)	(565)	(1,197)	(1,129)
Gain on sale/disposition of properties	—	—	—	—
Write-off of loan costs and exit fees	—	—	1,971	—
Other income (1)	(310)	(6,703)	(6,132)	(14,317)
Transaction acquisition and management conversion costs	1,300	—	1,300	—
Transaction costs related to proposed spin-off	3,856	—	3,856	—
Legal costs related to litigation settlements (2)	—	1,467	—	1,707
Unrealized (gain) loss on marketable securities	919	(1,628)	(1,782)	(3,413)
Unrealized (gain) loss on derivatives	(789)	7,458	6,360	17,399
Equity-based compensation	4,550	4,223	12,893	9,369
Company’s portion of adjustments to EBITDA of unconsolidated joint ventures	3	49	22	144

Adjusted EBITDA	$108,818	$98,442	$191,099	$173,683

(1)	Other income, primarily consisting of income from interest rate derivatives in both periods and net realized loss on marketable securities in both periods, is excluded from Adjusted EBITDA.
(2)	Legal costs associated with litigation settlements are excluded from Adjusted EBITDA.

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”)

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net income (loss)	$7,600	$(5,940)	$(10,555)	$(30,493)
(Income) loss from consolidated entities attributable to noncontrolling interests	8	(54)	715	224
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(502)	1,180	2,260	4,238
Preferred dividends	(8,491)	(8,490)	(16,981)	(16,822)

Net loss attributable to common shareholders	(1,385)	(13,304)	(24,561)	(42,853)
Depreciation and amortization on real estate	31,900	33,374	63,462	66,892
Impairment charges	(99)	4,025	(195)	3,933
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	502	(1,180)	(2,260)	(4,238)
Equity in (earnings) loss of unconsolidated joint ventures	(2,367)	(23)	4,521	10,281
Company’s portion of FFO of unconsolidated joint ventures	14,617	12,955	20,253	15,410

FFO available to common shareholders	43,168	35,847	61,220	49,425
Write-off of loan costs and exit fees	—	—	1,971	—
Other income (1)	(310)	1,303	83	1,681
Legal costs related to litigation settlements (2)	—	1,467	—	1,707
Transaction acquisition and management conversion costs	1,300	—	1,300	—
Transaction costs related to proposed spin-off	3,856	—	3,856	—
Unrealized (gain) loss on marketable securities	919	(1,628)	(1,782)	(3,413)
Unrealized (gain) loss on derivatives	(789)	7,458	6,360	17,399
Equity-based compensation adjustment related to modified employment terms	—	(511)	4,678	480
Company’s portion of adjustments to FFO of unconsolidated joint ventures	3	49	22	144

Adjusted FFO available to common shareholders	$48,147	$43,985	$77,708	$67,423

Adjusted FFO per diluted share available to common shareholders	$0.55	$0.52	$0.90	$0.80

Weighted average diluted shares	87,488	85,317	86,644	84,791

(1)	Other income, primarily consisting of net realized loss on marketable securities in both periods, is excluded from Adjusted FFO.
(2)	Legal costs associated with litigation settlements are excluded from Adjusted FFO

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

LEGACY PORTFOLIO ONLY

SUMMARY OF INDEBTEDNESS OF CONTINUING OPERATIONS

JUNE 30, 2013

(dollars in thousands)

(Unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt		Floating-Rate Debt		Total Debt	Proforma TTM Hotel EBITDA	Proforma TTM EBITDA Debt Yield
BoA MIP–5 hotels	March 2014	LIBOR + 4.50%	$—		$170,682	(1)	$170,682	$18,402	10.8%
JPM Floater–9 hotels	May 2014	LIBOR + 6.50%	—		135,000	(2)	135,000	17,262	12.8%
GEMSA Manchester–1 hotel	May 2014	8.32%	5,198		—		5,198	579	11.1%
Senior credit facility–Various	September 2014	LIBOR + 2.75% to 3.5%	—		—		—	N/A	N/A
Goldman Sachs–5 hotels	November 2014	Greater of 6.40% or LIBOR + 6.15%	—		211,000	(3)	211,000	23,751	11.3%
UBS 1–8 hotels	December 2014	5.75%	103,523		—		103,523	11,910	11.5%
Merrill 1–10 hotels	July 2015	5.22%	151,044		—		151,044	21,515	14.2%
UBS 2–8 hotels	December 2015	5.70%	95,910		—		95,910	11,244	11.7%
Merrill 2–5 hotels	February 2016	5.53%	109,154		—		109,154	17,217	15.8%
Merrill 3–5 hotels	February 2016	5.53%	90,522		—		90,522	15,635	17.3%
Merrill 7–5 hotels	February 2016	5.53%	78,412		—		78,412	13,154	16.8%
Wachovia Philly CY–1 hotel	April 2017	5.91%	34,523		—		34,523	10,259	29.7%
Wachovia 3–2 hotels	April 2017	5.95%	126,519		—		126,519	16,508	13.0%
Wachovia 7–3 hotels	April 2017	5.95%	257,455		—		257,455	25,223	9.8%
Wachovia 1–5 hotels	April 2017	5.95%	114,039		—		114,039	12,264	10.8%
Wachovia 5–5 hotels	April 2017	5.95%	102,503		—		102,503	10,503	10.2%
Wachovia 6–5 hotels	April 2017	5.95%	155,970		—		155,970	16,769	10.8%
Wachovia 2–7 hotels	April 2017	5.95%	124,758		—		124,758	12,732	10.2%
Aareal–2 hotels	February 2018	LIBOR + 3.50%	—		199,275		199,275	24,579	12.3%
TIF Philly CY–1 hotel	June 2018	12.85%	8,098		—		8,098	N/A	N/A
GACC Gateway–1 hotel	November 2020	6.26%	101,916		—		101,916	15,674	15.4%
Zion Jacksonville RI–1 hotel	April 2034	Greater of 6% or Prime + 1%	—		6,431		6,431	1,253	19.5%
Unencumbered hotels			—		—		—	7,514	N/A

Total			$1,659,544		$722,388		$2,381,932	$303,947	12.8%

Percentage			69.7%		30.3%		100.0%

Weighted average interest rate			5.85%		5.30%		5.68%

Weighted average interest rate with the effect of interest rate swaps			5.47	%(4)	5.30	%(4)	5.42%

All indebtedness is non-recourse with the exception of the senior credit facility.

(1)	This mortgage loan has a one-year extension option beginning March 2014, subject to satisfaction of certain conditions.
(2)	This mortgage loan has three one-year extension options beginning May 2014, subject to satisfaction of certain conditions.
(3)	This mortgage loan has three one-year extension options beginning November 2014, subject to satisfaction of certain conditions.
(4)	These rates are calculated assuming the LIBOR rate stays at the June 30, 2013 level and with the effect of our interest rate derivatives.

HIGHLAND HOSPITALITY PORTFOLIO

(PIM HIGHLAND HOLDING LLC)

SUMMARY OF INDEBTEDNESS

ASHFORD’S PRO RATA 71.74% SHARE

JUNE 30, 2013

(dollars in thousands)

(Unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Proforma TTM Hotel EBITDA	Proforma TTM EBITDA Debt Yield
Wells Senior–25 hotels	March 2014	LIBOR + 3.00%	$—	$380,222	(1)	$380,222	$65,847	17.3%
Mezz 1–28 hotels	March 2014	Greater of 7.00% or LIBOR + 6.00%	—	93,666	(1)	93,666	87,959	14.0%
Mezz 2–28 hotels	March 2014	Greater of 8.00% or LIBOR + 7.00%	—	89,167	(1)	89,167	87,959	12.3%
Mezz 3–28 hotels	March 2014	Greater of 10.50% or LIBOR + 9.50%	—	76,429	(1)	76,429	87,959	11.1%
Mezz 4–28 hotels	March 2014	LIBOR + 2.00%		13,218	(1)	13,218	87,959	10.9%
Morgan Stanley Boston Back Bay–1 hotel	January 2018	4.38%	73,400	—		73,400	9,258	12.6%
Morgan Stanley Princeton/Nashville–2 hotels	January 2018	4.44%	80,247	—		80,247	12,854	16.0%

Total (Ashford’s 71.74% share only)			$153,647	$652,702		$806,349	$87,959	10.9%

Percentage			19.1%	80.9%		100.0%

Weighted average interest rate			4.41%	5.23%		5.08%

Total Ashford plus Ashford’s 71.74% share of PIM Highland Holding LLC			$1,813,191	$1,375,090		$3,188,281	$391,906	12.3%

Percentage			56.9%	43.1%		100.0%

Weighted average interest rate with the effect of interest rate swaps			5.38%	5.27%		5.33%

(1)	Each of these loans has two one-year extension options beginning March 2014.

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THE ASHFORD HOSPITALITY PRIME HOTELS

SUMMARY OF INDEBTEDNESS OF CONTINUING OPERATIONS

JUNE 30, 2013

(dollars in thousands)

(Unaudited)

(Included in Ashford Hospitality Trust, Inc. and Subsidiaries)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt	Total Debt	Proforma TTM Hotel EBITDA	Proforma TTM EBITDA Debt Yield
Wachovia Philly CY–1 hotel	April 2017	5.91%	$34,523	$—	$34,523	10,259	29.7%
Wachovia 3–2 hotels	April 2017	5.95%	126,519	—	126,519	16,508	13.0%
Wachovia 7–3 hotels	April 2017	5.95%	257,455	—	257,455	25,223	9.8%
Aareal–2 hotels	February 2018	LIBOR + 3.50%	—	199,275	199,275	24,579	12.3%
TIF Philly CY–1 hotel	June 2018	12.85%	8,098	—	8,098		N/A

Total			$426,595	$199,275	$625,870	$76,569	12.2%

Percentage			68.2%	31.8%	100.0%

Weighted average interest rate			6.08%	3.69%	5.32%

All indebtedness is non-recourse.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

LEGACY PORTFOLIO ONLY

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

JUNE 30, 2013

(in thousands)

(Unaudited)

	2013	2014	2015	2016	2017	Thereafter	Total
GEMSA Manchester–1 hotel	$—	$5,004	$—	$—	$—	$—	$5,004
Senior credit facility–Various	—	—	—	—	—	—	—
UBS 1–8 hotels	—	100,119	—	—	—	—	100,119
BoA MIP–5 hotels	—	—	170,682	—	—	—	170,682
Merrill 1–10 hotels	—	—	142,922	—	—	—	142,922
UBS 2–8 hotels	—	—	90,680	—	—	—	90,680
Merrill 2–5 hotels	—	—	—	101,740	—	—	101,740
Merrill 3–5 hotels	—	—	—	84,374	—	—	84,374
Merrill 7–5 hotels	—	—	—	73,086	—	—	73,086
JPM Floater–9 hotels	—	—	—	—	135,000	—	135,000
Wachovia Philly CY–1 hotel	—	—	—	—	32,532	—	32,532
Wachovia 3–2 hotels	—	—	—	—	119,245	—	119,245
Wachovia 7–3 hotels	—	—	—	—	242,201	—	242,201
Wachovia 1–5 hotels	—	—	—	—	107,351	—	107,351
Wachovia 5–5 hotels	—	—	—	—	96,491	—	96,491
Wachovia 6–5 hotels	—	—	—	—	146,823	—	146,823
Wachovia 2–7 hotels	—	—	—	—	117,441	—	117,441
Goldman Sachs–5 hotels	—	—	—	—	211,000	—	211,000
Aareal–2 hotels	—	—	—	—	—	186,259	186,259
TIF Philly CY–1 hotel	—	—	—	—	—	8,098	8,098
GACC Gateway–1 hotel	—	—	—	—	—	89,886	89,886
Zion Jacksonville RI–1 hotel	—	—	—	—	—	—	—

Principal due in future periods	$—	$105,123	$404,284	$259,200	$1,208,084	$284,243	$2,260,934
Scheduled amortization payments remaining	18,791	30,731	29,361	19,617	18,327	4,171	120,998

Total indebtedness of continuing operations	$18,791	$135,854	$433,645	$278,817	$1,226,411	$288,414	$2,381,932

NOTE: These maturities assume no event of default would occur.

HIGHLAND HOSPITALITY PORTFOLIO

(PIM HIGHLAND HOLDING LLC)

INDEBTEDNESS BY MATURITY

ASSUMING EXTENSION OPTIONS ARE EXERCISED

ASHFORD’S PRO RATA 71.74% SHARE

JUNE 30, 2013

(in thousands)

(Unaudited)

	2013	2014	2015	2016	2017	Thereafter	Total
Wells Senior–25 hotels	$—	$—	$—	$380,222	$—	$—	$380,222
Mezz 1–28 hotels	—	—	—	93,665	—	—	93,665
Mezz 2–28 hotels	—	—	—	89,167	—	—	89,167
Mezz 3–28 hotels	—	—	—	76,429	—	—	76,429
Mezz 4–28 hotels	—	—	—	13,218	—	—	13,218
Morgan Stanley Boston Back Bay–1 hotel	—	—	—	—	—	67,358	67,358
Morgan Stanley Princeton/Nashville–2 hotels	—	—	—	—	—	73,703	73,703

Principal due in future periods	$—	$—	$—	$652,701	$—	$141,060	$793,762
Scheduled amortization payments remaining	1,296	2,639	2,758	2,882	3,012	—	12,588

Total indebtedness of continuing operations (Ashford’s 71.74% share only)	$1,296	$2,639	$2,758	$655,583	$3,012	$141,060	$806,349

Total indebtedness of continuing operations plus Ashford’s 71.74% share of PIM Highland Holding LLC	$20,087	$138,493	$436,403	$934,400	$1,229,423	$429,474	$3,188,281

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THE ASHFORD HOSPITALITY PRIME HOTELS

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

JUNE 30, 2013

(in thousands)

(Unaudited)

(Included in Ashford Hospitality Trust, Inc. and Subsidiaries)

	2013	2014	2015	2016	2017	Thereafter	Total
Wachovia Philly CY–1 hotel	$—	$—	$—	$—	$32,532	$—	$32,532
Wachovia 3–2 hotels	—	—	—	—	119,245	—	119,245
Wachovia 7–3 hotels	—	—	—	—	242,201	—	242,201
Aareal–2 hotels	—	—	—	—	—	186,259	186,259
TIF Philly CY–1 hotel	—	—	—	—	—	8,098	8,098

Principal due in future periods	$—	$—	$—	$—	$393,978	$194,357	$588,335
Scheduled amortization payments remaining	4,871	8,403	8,917	9,464	5,350	530	37,535

Total indebtedness of continuing operations	$4,871	$8,403	$8,917	$9,464	$399,328	$194,887	$625,870

NOTE: These maturities assume no event of default would occur.

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ASHFORD HOSPITALITY TRUST, INC.

KEY PERFORMANCE INDICATORS—PRO FORMA

LEGACY PORTFOLIO ONLY

(dollars in thousands)

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	% Variance	2013	2012	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$206,569	$198,394	4.12%	$393,513	$379,066	3.81%
RevPAR	$112.48	$108.02	4.13%	$106.90	$102.93	3.86%
Occupancy	78.68%	78.44%	0.24%	75.09%	74.94%	0.15%
ADR	$142.96	$137.71	3.81%	$142.36	$137.36	3.64%

NOTES:

(1)	The above pro forma table assumes the 95 hotel properties owned and included in continuing operations at June 30, 2013 were owned as of the beginning of the period presented.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$191,095	$184,111	3.79%	$363,956	$351,079	3.67%
RevPAR	$112.64	$108.52	3.80%	$107.01	$103.20	3.69%
Occupancy	78.98%	78.90%	0.08%	75.43%	75.29%	0.14%
ADR	$142.61	$137.55	3.68%	$141.86	$137.07	3.49%

NOTES:

(1)	The above pro forma table assumes the 88 hotel properties owned and included in continuing operations at June 30, 2013, but not under renovation for three and six months ended June 30, 2013 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Hilton Sante Fe, Hilton La Jolla Torrey Pines, Hampton Inn Buford, Hampton Inn Terre Haute

Marriott Dallas Plano Legacy, Embassy Suites Walnut Creek, Residence Inn Palm Desert

(3)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

HIGHLAND HOSPITALITY PORTFOLIO

(PIM HIGHLAND HOLDING LLC)

KEY PERFORMANCE INDICATORS—PRO FORMA

(dollars in thousands)

(Unaudited)

THE FOLLOWING TABLE PRESENTS THE PRO FORMA PERFORMANCE OF THE HIGHLAND HOSPITALITY PORTFOLIO (PIM HIGHLAND HOLDING LLC) AS IF THESE HOTELS WERE OWNED AS OF THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	%Variance	2013	2012	%Variance
71.74% PRO-RATA SHARE OF ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$61,681	$59,045	4.46%	$113,441	$107,397	5.63%
RevPAR	$116.89	$111.89	4.47%	$107.67	$101.63	5.94%
Occupancy	76.39%	76.57%	-0.18%	72.95%	72.48%	0.47%
ADR	$153.02	$146.13	4.71%	$147.59	$140.22	5.26%

NOTE:	The above pro forma table assumes the 28 hotel properties owned and included in continuing operations at June 30, 2013 were owned as of the beginning of the periods presented.

71.74% PRO-RATA SHARE OF ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$48,652	$45,903	5.99%	$92,229	$86,250	6.93%
RevPAR	$111.46	$105.16	5.99%	$105.82	$98.67	7.25%
Occupancy	75.69%	75.22%	0.47%	72.84%	71.85%	0.99%
ADR	$147.27	$139.82	5.33%	$145.27	$137.34	5.77%

NOTES:

(1)	The above pro forma table assumes the 23 hotel properties owned and included in continuing operations at June 30, 2013 but not under renovation for the three and six months ended June 30, 2013, were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Courtyard Boston Downtown, Hyatt Regency Wind Watch, Hilton Garden Inn Virginia Beach, Hilton Garden Inn BWI, Hilton Boston Back Bay

(3)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

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ASHFORD HOSPITALITY TRUST, INC.

KEY PERFORMANCE INDICATORS—PRO FORMA

PRIME PORTFOLIO ONLY

(dollars in thousands)

(Unaudited)

EIGHT HOTELS INCLUDED IN ASHFORD HOSPITALITY PRIME OPERATIONS (currently included in Legacy Portfolio):

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	%Variance	2013	2012	%Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$47,050	$43,608	7.89%	$85,668	$80,096	6.96%
RevPAR	$164.35	$152.32	7.90%	$148.72	$139.35	6.72%
Occupancy	83.39%	81.41%	1.98%	78.36%	77.19%	1.17%
ADR	$197.09	$187.09	5.35%	$189.79	$180.52	5.14%

NOTES:

(1)	The above pro forma table assumes the eight hotel properties included in the Prime portfolio at June 30, 2013 were owned as of the beginning of the period presented.
(2)	Prime portfolio includes: Capital Hilton Washington DC, Hilton La Jolla Torrey Pines, Courtyard Philadelphia Downtown, Marriott Dallas Plano Legacy, Courtyard San Francisco Downtown, Courtyard Seattle Downtown Lake Union, Marriott Seattle Waterfront, Renaissance Tampa International Plaza
(3)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL OPERATING PROFIT MARGIN

(Unaudited)

THE FOLLOWING PRO FORMA HOTEL OPERATING PROFIT MARGIN PRESENTS THE 95 HOTELS

INCLUDED IN THE COMPANY’S CONTINUING OPERATIONS, THE EIGHT HOTELS INCLUDED IN

ASHFORD HOSPITALITY PRIME, AND THE 28 HOTELS INCLUDED IN HIGHLAND HOSPITALITY

PORTFOLIO (PIM HIGHLAND HOLDING LLC) AS IF THESE HOTELS WERE OWNED AS OF THE

FIRST COMPARATIVE REPORTING PERIOD.

	95 Legacy Properties	8 Prime Properties (1)	PIM Highland Holding LLC 28 Properties
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:
1st Quarter 2013	35.23%	37.81%	33.36%
1st Quarter 2012	34.41%	35.88%	33.24%

Variance	0.82%	1.93%	0.12%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:
Rooms	-0.07%	-0.13%	0.28%
Food & Beverage and Other Departmental	0.60%	0.98%	0.51%
Administrative & General	0.09%	0.21%	0.19%
Sales & Marketing	0.23%	0.29%	-0.12%
Hospitality	-0.06%	0.00%	-0.02%
Repair & Maintenance	0.08%	0.30%	0.08%
Energy	0.20%	0.34%	0.35%
Franchise Fee	-0.13%	0.00%	-0.09%
Management Fee	-0.02%	-0.07%	0.01%
Incentive Management Fee	0.20%	-0.24%	0.20%
Insurance	-0.25%	0.04%	-0.91%
Property Taxes	-0.05%	0.16%	-0.46%
Other Taxes	-0.02%	-0.03%	0.00%
Leases/Other	0.02%	0.08%	0.08%

Total	0.82%	1.93%	0.12%

NOTE:

On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

(1)	The eight Prime properties are also included in the Legacy portfolio.

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Selected Pro Forma Financial and Operating Information by Property

(in thousands, except operating information)

The following tables present selected financial and operating information by property for the eight properties included in Ashford Hospitality Prime, Inc.

	Three Months Ended June 30, 2013			Six Months Ended June 30, 2013			TTM
	2013	2012	% Variance	2013	2012	% Variance	June 30, 2013
CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Room Revenue	$11,041	$10,660	3.57%	$19,868	$18,618	6.71%	$36,310
Total Revenue	$15,346	$14,526	5.65%	$27,945	$26,063	7.22%	$51,044
EBITDA	$6,079	$5,684	6.95%	$9,789	$8,756	11.80%	$16,318
EBITDA Margin	39.61%	39.13%	1.23%	35.03%	33.60%	4.27%	31.97%
Selected Operating Information:
RevPAR	$223.03	$215.34	3.57%	$201.78	$188.04	7.31%	$182.86
Occupancy	93.25%	91.03%	2.44%	84.92%	82.28%	3.21%	83.62%
ADR	$239.17	$236.57	1.10%	$237.60	$228.54	3.97%	$218.69
LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Room Revenue	$4,462	$4,612	-3.25%	$8,529	$9,038	-5.63%	$17,689
Total Revenue	$7,747	$8,099	-4.35%	$14,763	$15,749	-6.26%	$29,948
EBITDA	$2,145	$2,350	-8.72%	$3,862	$4,499	-14.16%	$8,262
EBITDA Margin	27.69%	29.02%	-4.58%	26.16%	28.57%	-8.43%	27.59%
Selected Operating Information:
RevPAR	$124.45	$128.63	-3.25%	$119.60	$126.04	-5.11%	$123.00
Occupancy	75.38%	79.43%	-5.11%	70.52%	76.65%	-7.99%	72.79%
ADR	$165.10	$161.93	1.96%	$169.59	$164.44	3.13%	$168.97
PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$7,311	$6,844	6.82%	$12,351	$11,832	4.39%	$23,279
Total Revenue	$8,778	$8,139	7.85%	$14,806	$14,203	4.25%	$28,078
EBITDA	$3,735	$3,282	13.80%	$5,667	$5,213	8.71%	$10,259
EBITDA Margin	42.55%	40.32%	5.52%	38.28%	36.70%	4.28%	36.54%
Selected Operating Information:
RevPAR	$161.33	$151.02	6.83%	$134.78	$129.83	3.81%	$128.07
Occupancy	87.66%	85.44%	2.60%	79.39%	79.81%	-0.52%	77.69%
ADR	$184.03	$176.74	4.13%	$169.77	$162.68	4.36%	$164.85
PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Room Revenue	$4,505	$3,926	14.75%	$8,939	$7,936	12.64%	$16,872
Total Revenue	$6,840	$6,369	7.40%	$13,994	$12,939	8.15%	$26,385
EBITDA	$2,375	$2,129	11.55%	$4,856	$4,329	12.17%	$8,918
EBITDA Margin	34.72%	33.43%	3.87%	34.70%	33.46%	3.72%	33.80%
Selected Operating Information:
RevPAR	$122.54	$106.78	14.76%	$120.25	$107.35	12.02%	$114.42
Occupancy	71.73%	64.76%	10.75%	70.41%	66.31%	6.19%	68.44%
ADR	$170.85	$164.87	3.63%	$170.79	$161.90	5.49%	$167.17
SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$7,805	$6,536	19.42%	$14,202	$12,399	14.54%	$27,847
Total Revenue	$8,863	$7,571	17.07%	$16,384	$14,505	12.95%	$32,112
EBITDA	$3,510	$2,481	41.48%	$5,789	$4,563	26.87%	$11,361
EBITDA Margin	39.60%	32.77%	20.85%	35.33%	31.46%	12.32%	35.38%
Selected Operating Information:
RevPAR	$211.77	$177.35	19.41%	$190.59	$167.30	13.92%	$188.38
Occupancy	93.49%	87.15%	7.28%	88.79%	84.05%	5.64%	87.75%
ADR	$226.51	$203.50	11.31%	$214.66	$199.05	7.84%	$214.68

	Three Months Ended June 30, 2013			Six Months Ended June 30, 2013			TTM
	2013	2012	% Variance	2013	2012	% Variance	June 30, 2013
SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$2,937	$2,561	14.68%	$4,829	$4,208	14.76%	$10,360
Total Revenue	$3,405	$2,999	13.54%	$5,688	$4,995	13.87%	$12,115
EBITDA	$1,673	$1,473	13.58%	$2,472	$2,184	13.19%	$5,147
EBITDA Margin	49.13%	49.12%	0.04%	43.46%	43.72%	-0.60%	42.48%
Selected Operating Information:
RevPAR	$129.09	$112.58	14.67%	$104.97	$91.98	14.12%	$113.53
Occupancy	78.32%	76.13%	2.88%	71.89%	66.02%	8.89%	74.97%
ADR	$164.83	$147.88	11.46%	$146.02	$139.32	4.81%	$151.43
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Room Revenue	$5,898	$5,241	12.54%	$9,834	$8,976	9.56%	$21,141
Total Revenue	$7,720	$7,262	6.31%	$13,355	$12,410	7.61%	$28,140
EBITDA	$3,310	$2,866	15.49%	$4,955	$4,326	14.54%	$11,150
EBITDA Margin	42.88%	39.47%	8.64%	37.10%	34.86%	6.44%	39.62%
Selected Operating Information:
RevPAR	$181.04	$160.88	12.53%	$149.30	$137.00	8.98%	$161.79
Occupancy	82.37%	81.68%	0.85%	76.04%	75.40%	0.85%	78.01%
ADR	$219.78	$196.96	11.59%	$196.34	$181.70	8.06%	$207.41
TAMPA RENAISSANCE
Selected Financial Information:
Room Revenue	$3,091	$3,228	-4.24%	$7,116	$7,089	0.38%	$12,887
Total Revenue	$4,642	$4,809	-3.47%	$10,493	$10,610	-1.10%	$19,318
EBITDA	$1,123	$1,180	-4.83%	$3,109	$3,099	0.32%	$5,154
EBITDA Margin	24.19%	24.54%	-1.41%	29.63%	29.21%	1.44%	26.68%
Selected Operating Information:
RevPAR	$115.94	$121.07	-4.24%	$131.99	$132.21	-0.17%	$120.50
Occupancy	76.26%	78.61%	-2.99%	79.89%	81.36%	-1.81%	77.22%
ADR	$152.04	$154.02	-1.29%	$165.23	$162.51	1.67%	$156.05
PRIME PROPERTIES TOTAL (8)
Selected Financial Information:
Room Revenue	$47,050	$43,608	7.89%	$85,668	$80,096	6.96%	$166,383
Total Revenue	$63,341	$59,775	5.97%	$117,427	$111,475	5.34%	$227,141
EBITDA	$23,952	$21,446	11.69%	$40,500	$36,969	9.55%	$76,570
EBITDA Margin	37.81%	35.88%	5.40%	34.49%	33.16%	4.00%	33.71%
Selected Operating Information:
RevPAR	$164.35	$152.32	7.90%	$148.72	$139.35	6.72%	$144.90
Occupancy	83.39%	81.41%	2.42%	78.36%	77.19%	1.51%	77.99%
ADR	$197.09	$187.09	5.34%	$189.79	$180.52	5.13%	$185.80

ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL OPERATING PROFIT

LEGACY PORTFOLIO ONLY

(dollars in thousands)

(Unaudited)

ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2013	2012	% Variance	2013	2012	% Variance
REVENUE
Rooms	$206,569	$198,394	4.1%	$393,513	$379,066	3.8%
Food and beverage	43,664	43,462	0.5%	84,146	85,319	-1.4%
Other	9,375	9,217	1.7%	18,184	17,412	4.4%

Total hotel revenue	259,608	251,073	3.4%	495,843	481,797	2.9%

EXPENSES
Rooms	44,934	43,471	3.4%	87,199	84,054	3.7%
Food and beverage	27,949	28,214	-0.9%	55,786	56,777	-1.7%
Other direct	4,990	4,922	1.4%	9,767	9,830	-0.6%
Indirect	65,240	64,241	1.6%	128,634	126,889	1.4%
Management fees, includes base and incentive fees	13,240	13,384	-1.1%	23,739	23,319	1.8%

Total hotel operating expenses	156,353	154,232	1.4%	305,125	300,869	1.4%
Property taxes, insurance, and other	11,794	10,443	12.9%	24,111	22,455	7.4%

HOTEL OPERATING PROFIT (Hotel EBITDA)	91,461	86,398	5.9%	166,607	158,473	5.1%
Hotel EBITDA Margin	35.23%	34.41%	0.82%	33.60%	32.89%	0.71%
Minority interest in earnings of consolidated joint ventures	2,131	2,069	3.0%	3,525	3,409	3.4%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$89,330	$84,329	5.9%	$163,082	$155,064	5.2%

NOTES:

(1)	The above pro forma table assumes the 95 hotel properties owned and included in continuing operations at June 30, 2013 were owned as of the beginning of the period presented.
(2)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2013	2012	% Variance	2013	2012	% Variance
REVENUE
Rooms	$191,095	$184,111	3.8%	$363,956	$351,079	3.7%
Food and beverage	38,261	37,724	1.4%	73,035	73,609	-0.8%
Other	8,133	8,012	1.5%	15,792	15,027	5.1%

Total hotel revenue	237,489	229,847	3.3%	452,783	439,715	3.0%

EXPENSES
Rooms	41,778	40,399	3.4%	80,934	77,973	3.8%
Food and beverage	24,760	25,013	-1.0%	49,264	50,219	-1.9%
Other direct	4,471	4,401	1.6%	8,729	8,754	-0.3%
Indirect	59,026	58,183	1.4%	116,625	114,932	1.5%
Management fees, includes base and incentive fees	12,192	12,419	-1.8%	21,659	21,473	0.9%

Total hotel operating expenses	142,227	140,415	1.3%	277,211	273,351	1.4%
Property taxes, insurance, and other	10,659	9,291	14.7%	21,794	20,146	8.2%

HOTEL OPERATING PROFIT (Hotel EBITDA)	84,603	80,141	5.6%	153,778	146,218	5.2%
Hotel EBITDA Margin	35.62%	34.87%	0.76%	33.96%	33.25%	0.71%
Minority interest in earnings of consolidated joint ventures	1,595	1,482	7.6%	2,559	2,284	12.0%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$83,008	$78,659	5.5%	$151,219	$143,934	5.1%

NOTES:

(1)	The above pro forma table assumes the 88 hotel properties owned and included in continuing operations at June 30, 2013 but not under renovation for three and six months ended June 30, 2013 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Hilton Sante Fe, Hilton La Jolla Torrey Pines, Hampton Inn Buford, Hampton Inn Terre Haute

Marriott Dallas Plano Legacy, Embassy Suites Walnut Creek, Residence Inn Palm Desert

(3)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

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HIGHLAND HOSPITALITY PORTFOLIO

(PIM Highland Holding LLC)

PRO FORMA HOTEL OPERATING PROFIT

(dollars in thousands)

(Unaudited)

71.74% PRO-RATA SHARE OF ALL HOTELS INCLUDED IN HIGHLAND HOSPITALITY PORTFOLIO CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2013	2012	% Variance	2013	2012	% Variance
REVENUE
Rooms	$61,681	$59,045	4.5%	$113,441	$107,397	5.6%
Food and beverage	20,475	20,417	0.3%	39,455	38,080	3.6%
Other	2,607	2,812	-7.3%	5,187	5,423	-4.4%

Total hotel revenue	84,763	82,274	3.0%	158,083	150,900	4.8%

EXPENSES
Rooms	12,514	12,363	1.2%	24,821	23,888	3.9%
Food and beverage	12,929	12,893	0.3%	25,513	24,989	2.1%
Other direct	1,287	1,324	-2.8%	2,488	2,627	-5.3%
Indirect	22,133	21,914	1.0%	43,870	43,374	1.1%
Management fees, includes base and incentive fees	3,297	3,366	-2.0%	5,873	5,581	5.2%

Total hotel operating expenses	52,160	51,860	0.6%	102,565	100,459	2.1%
Property taxes, insurance, and other	4,326	3,067	41.0%	8,325	6,661	25.0%

HOTEL OPERATING PROFIT (Hotel EBITDA)	$28,277	$27,347	3.4%	$47,193	$43,780	7.8%

Hotel EBITDA Margin	33.36%	33.24%	0.12%	29.85%	29.01%	0.84%

NOTES:

(1)	The above pro forma table assumes the 28 hotel properties owned and included in continuing operations at June 30, 2013 were owned as of the beginning of the periods presented.
(2)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

71.74% PRO-RATA SHARE OF ALL HOTELS INCLUDED IN PIM HIGHLAND PORTFOLIO CONTINUING OPERATIONS NOT UNDER RENOVATION:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2013	2012	% Variance	2013	2012	% Variance
REVENUE
Rooms	$48,652	$45,903	6.0%	$92,229	$86,250	6.9%
Food and beverage	17,783	17,760	0.1%	34,968	33,442	4.6%
Other	2,065	2,194	-5.9%	4,046	4,137	-2.2%

Total hotel revenue	68,500	65,857	4.0%	131,243	123,829	6.0%

EXPENSES
Rooms	10,123	9,785	3.5%	20,257	19,175	5.6%
Food and beverage	11,285	11,171	1.0%	22,475	21,753	3.3%
Other direct	1,164	1,214	-4.1%	2,253	2,385	-5.5%
Indirect	18,115	17,949	0.9%	36,208	35,762	1.2%
Management fees, includes base and incentive fees	2,624	2,649	-0.9%	4,830	4,483	7.7%

Total hotel operating expenses	43,311	42,768	1.3%	86,023	83,558	3.0%
Property taxes, insurance, and other	3,346	2,253	48.5%	6,374	5,242	21.6%

HOTEL OPERATING PROFIT (Hotel EBITDA)	$21,843	$20,836	4.8%	$38,846	$35,029	10.9%

Hotel EBITDA Margin	31.89%	31.64%	0.25%	29.60%	28.29%	1.31%

NOTES:

(1)	The above pro forma table assumes the 23 hotel properties owned and included in continuing operations at June 30, 2013 but not under renovation for the three and six months ended June 30, 2013 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Courtyard Boston Downtown, Hyatt Regency Wind Watch, Hilton Garden Inn Virginia Beach, Hilton Garden Inn BWI,

Hilton Boston Back Bay

(3)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL OPERATING PROFIT

PRIME PORTFOLIO ONLY

(dollars in thousands)

(Unaudited)

EIGHT HOTELS INCLUDED IN ASHFORD HOSPITALITY PRIME OPERATIONS (currently included in Legacy Portfolio):

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2013	2012	% Variance	2013	2012	% Variance
REVENUE
Rooms	$47,050	$43,608	7.9%	$85,668	$80,096	7.0%
Food and beverage	13,691	13,737	-0.3%	26,785	26,762	0.1%
Other	2,602	2,430	7.1%	4,975	4,617	7.8%

Total hotel revenue	63,343	59,775	6.0%	117,428	111,475	5.3%

EXPENSES
Rooms	10,347	9,684	6.8%	19,853	18,518	7.2%
Food and beverage	8,541	8,587	-0.5%	17,278	17,083	1.1%
Other direct	1,021	1,022	-0.1%	2,026	2,057	-1.5%
Indirect	13,544	13,519	0.2%	26,447	26,491	-0.2%
Management fees, includes base and incentive fees	3,346	2,977	12.4%	5,866	5,250	11.7%

Total hotel operating expenses	36,799	35,789	2.8%	71,470	69,399	3.0%
Property taxes, insurance, and other	2,592	2,540	2.0%	5,458	5,107	6.9%

HOTEL OPERATING PROFIT (Hotel EBITDA)	23,952	21,446	11.7%	40,500	36,969	9.6%
Hotel EBITDA Margin	37.81%	35.88%	1.93%	34.49%	33.16%	1.33%
Minority interest in earnings of consolidated joint ventures	2,056	2,009	2.3%	3,413	3,314	3.0%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$21,896	$19,437	12.7%	$37,087	$33,655	10.2%

NOTES:

(1)	The above pro forma table assumes the eight hotel properties owned and included in continuing operations at June 30, 2013 were owned as of the beginning of the period presented.
(2)	Prime portfolio includes: Capital Hilton Washington DC, Hilton La Jolla Torrey Pines, Courtyard Philadelphia Downtown, Marriott Dallas Plano Legacy, Courtyard San Francisco Downtown, Courtyard Seattle Downtown Lake Union, Marriott Seattle Waterfront, Renaissance Tampa International Plaza
(3)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(Unaudited)

THE FOLLOWING PRO FORMA SEASONALITY TABLES REFLECT: (I) ALL 95 HOTELS INCLUDED IN THE COMPANY’S CONTINUING OPERATIONS, (II) THE COMPANY’S 71.74% SHARE OF THE 28 HOTELS INCLUDED IN HIGHLAND HOSPITALITY PORTFOLIO (PIM HIGHLAND HOLDING LLC), AND (III) THE COMBINED PORTFOLIO, AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	2013	2013	2012	2012
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Legacy Portfolio
Total Hotel Revenue	$259,608	$236,238	$215,790	$237,819	$949,455
Hotel EBITDA	$91,461	$75,145	$61,218	$76,123	$303,947
Hotel EBITDA Margin	35.2%	31.8%	28.4%	32.0%	32.0%
EBITDA % of Total TTM	30.1%	24.7%	20.1%	25.0%	100.0%
JV Interests in EBITDA	$2,131	$1,394	$1,272	$1,575	$6,372
PIM Highland Holding LLC Portfolio
Total Hotel Revenue	$84,763	$73,321	$73,767	$74,232	$306,084
Hotel EBITDA	$28,277	$18,916	$20,087	$20,679	$87,959
Hotel EBITDA Margin	33.4%	25.8%	27.2%	27.9%	28.7%
EBITDA % of Total TTM	32.1%	21.5%	22.8%	23.5%	100.0%
Legacy and PIM Highland Holding LLC Combined
Total Hotel Revenue	$344,371	$309,559	$289,557	$312,051	$1,255,539
Hotel EBITDA	$119,738	$94,061	$81,305	$96,802	$391,906
Hotel EBITDA Margin	34.8%	30.4%	28.1%	31.0%	31.2%
EBITDA % of Total TTM	30.6%	24.0%	20.7%	24.7%	100.0%
JV Interests in EBITDA	$2,131	$1,394	$1,272	$1,575	$6,372

NOTE:	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

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ASHFORD HOSPITALITY TRUST, INC.

LEGACY AND ASHFORD’S 71.74% SHARE OF HIGHLAND HOSPITALITY PORTFOLIO

(PIM HIGHLAND HOLDING LLC)

PRO FORMA HOTEL REVPAR BY MARKET

(Unaudited)

			Three Months Ended			Six Months Ended
	Number of	Number of	June 30,			June 30,
Region	Hotels	Rooms	2013	2012	% Change	2013	2012	% Change
Atlanta, GA Area	9	1,429	$90.87	$82.65	9.9%	$87.94	$81.58	7.8%
Boston, MA Area	2	506	$196.29	$196.80	-0.3%	$152.42	$154.96	-1.6%
Dallas / Ft. Worth Area	7	1,745	$101.57	$92.91	9.3%	$99.64	$94.30	5.7%
Houston, TX Area	3	608	$117.17	$108.71	7.8%	$111.10	$105.26	5.6%
Los Angeles, CA Metro Area	8	1,785	$98.05	$93.78	4.6%	$97.64	$92.02	6.1%
Miami, FL Metro Area	3	576	$101.16	$97.31	4.0%	$126.75	$118.79	6.7%
Minneapolis—St. Paul, MN-WI Area	2	522	$96.27	$92.61	3.9%	$88.66	$85.88	3.2%
New York / New Jersey Metro Area	7	1,560	$109.22	$105.16	3.9%	$102.54	$95.62	7.2%
Orlando, FL Area	6	1,834	$78.46	$80.34	-2.3%	$85.98	$82.76	3.9%
Philadelphia, PA Area	4	1,147	$128.26	$123.58	3.8%	$108.49	$105.45	2.9%
San Diego, CA Area	3	706	$108.52	$111.48	-2.7%	$104.48	$109.35	-4.4%
San Francisco—Oakland, CA Metro Area	6	1,416	$141.34	$122.98	14.9%	$130.93	$117.13	11.8%
Seattle, WA Area	2	608	$159.68	$141.02	13.2%	$131.07	$118.49	10.6%
Tampa, FL Area	4	875	$96.46	$100.53	-4.0%	$112.19	$110.92	1.1%
Washington DC—MD—VA Area	11	2,698	$156.23	$158.05	-1.1%	$138.01	$137.39	0.4%
Other Areas	46	7,700	$105.23	$99.95	5.3%	$98.64	$94.57	4.3%

Total Portfolio	123	25,715	$113.46	$108.89	4.2%	$107.07	$102.64	4.3%

NOTES:

(1)	The above pro forma table presents the 95 hotel properties included in Company’s continuing operations and the 28 hotel properties included in Highland Hospitality Portfolio (PIM Highland Holding LLC) as if these hotels were owned as of the beginning of the periods presented.

ASHFORD HOSPITALITY TRUST, INC.

LEGACY AND ASHFORD’S 71.74% SHARE OF PIM HIGHLAND HOLDING LLC

PRO FORMA HOTEL OPERATING PROFIT (HOTEL EBITDA) BY MARKET

(Unaudited)

			Three Months Ended					Six Months Ended
			June 30,					June 30,
Region	Number of Hotels	Number of Rooms	2013	% of Total	2012	% of Total	% Change	2013	% of Total	2012	% of Total	% Change
Atlanta, GA Area	9	1,429	$4,124	3.4%	$3,382	3.0%	21.9%	$7,794	3.6%	$6,712	3.3%	16.1%
Boston, MA Area	2	506	4,773	4.0%	4,632	4.1%	3.0%	6,082	2.8%	6,177	3.1%	-1.5%
Dallas / Ft. Worth Area	7	1,745	7,358	6.1%	6,439	5.7%	14.3%	14,669	6.9%	13,340	6.6%	10.0%
Houston, TX Area	3	608	3,119	2.6%	3,052	2.7%	2.2%	5,719	2.7%	5,844	2.9%	-2.1%
Los Angeles, CA Metro Area	8	1,785	7,151	6.0%	6,949	6.1%	2.9%	13,740	6.4%	12,837	6.3%	7.0%
Miami, FL Metro Area	3	576	1,872	1.6%	1,784	1.6%	4.9%	6,045	2.8%	5,315	2.6%	13.7%
Minneapolis—St. Paul, MN-WI Area	2	522	2,244	1.9%	2,180	1.9%	2.9%	3,622	1.7%	3,620	1.8%	0.1%
New York / New Jersey Metro Area	7	1,560	7,809	6.5%	7,526	6.6%	3.8%	13,385	6.3%	11,564	5.7%	15.7%
Orlando, FL Area	6	1,834	4,215	3.5%	4,378	3.8%	-3.7%	10,323	4.8%	9,270	4.6%	11.4%
Philadelphia, PA Area	4	1,147	5,978	5.0%	5,734	5.0%	4.3%	8,925	4.2%	8,524	4.2%	4.7%
San Diego, CA Area	3	706	3,487	2.9%	3,853	3.4%	-9.5%	6,317	3.0%	7,354	3.6%	-14.1%
San Francisco—Oakland, CA Metro Area	6	1,416	8,214	6.9%	6,236	5.5%	31.7%	14,112	6.6%	11,471	5.7%	23.0%
Seattle, WA Area	2	608	4,983	4.2%	4,339	3.8%	14.8%	7,427	3.5%	6,510	3.2%	14.1%
Tampa, FL Area	4	875	2,951	2.5%	3,126	2.7%	-5.6%	7,987	3.7%	7,801	3.9%	2.4%
Washington DC—MD—VA Area	11	2,698	19,248	16.1%	20,024	17.6%	-3.9%	31,238	14.6%	31,479	15.6%	-0.8%
Other Areas	46	7,700	32,213	26.9%	30,112	26.5%	7.0%	56,414	26.4%	54,436	26.9%	3.6%

Total Portfolio	123	25,715	$119,739	100.0%	$113,746	100.0%	5.3%	$213,800	100.0%	$202,253	100.0%	5.7%

NOTES:

(1)	The above pro forma table presents the 95 hotel properties included in Company’s continuing operations and the 28 hotel properties included in Highland Hospitality Portfolio (PIM Highland Holding LLC) as if these hotels were owned as of the beginning of the periods presented.
(2)	The above pro forma table includes hotel operating profit for 100% of the 95 hotel properties included in the Company’s continuing operations and the Company’s 71.74% share of the 28 hotels included in Highland Hospitality Portfolio (PIM Highland Holding LLC) as if these hotels were owned as of the beginning of the periods presented.
(3)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

JUNE 30, 2013

(in thousands except share price)

(Unaudited)

June 30,
2013
End of quarter common shares outstanding	79,316
Partnership units outstanding (common share equivalents)	18,991
Combined common shares and partnership units outstanding	98,307
Common stock price at quarter end	$11.45
Market capitalization at quarter end	$1,125,615
Series A preferred stock	$41,430
Series D preferred stock	$236,718
Series E preferred stock	$115,750
Consolidated debt on balance sheet date	$2,381,932
Joint venture partners’ share of consolidated debt	$(50,598)
Ashford’s share of Highland portfolio debt	$806,349
Cash, cash equivalents and marketable securities, net	$(273,319)

Total enterprise value (TEV) as of June 30, 2013	$4,383,877

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Ashford Hospitality Trust, Inc.

Anticipated Capital Expenditures Calendar

Legacy Hotels (a)

		2013
	Rooms	1st Quarter Actual	2nd Quarter Actual	3rd Quarter Estimated	4th Quarter Estimated
Hilton LaJolla Torrey Pines (b)	296	x	x
Hilton Santa Fe	157	x	x
Hilton Costa Mesa	486	x			x
Courtyard Dallas Plano in Legacy Park	153	x
Courtyard Hartford Manchester	90	x
Embassy Suites Dulles	150	x
Embassy Suites East Syracuse	215	x
Hampton Inn Lawrenceville	86	x
Residence Inn Lake Buena Vista	210	x
Sheraton San Diego Mission Valley	260	x
Hampton Inn Buford	92		x	x
Hampton Inn Terre Haute	112		x	x
Marriott Dallas Plano Legacy (b)	404		x	x
Embassy Suites Walnut Creek	249		x
Residence Inn Palm Desert	130		x
Courtyard Marriott Village at LBV	312			x	x
Crowne Plaza Key West	160			x	x
Embassy Suites Palm Beach Garden	160			x	x
Hilton Garden Inn Jacksonville	119			x	x
Hilton St Petersburg	333			x	x
Residence Inn Atlanta Buckhead Lenox Park	150			x	x
Hyatt Coral Gables	242			x
Marriott Crystal Gateway	697			x
Courtyard Bloomington	117				x
Courtyard Philadelphia Downtown	498				x
Embassy Suites Dallas	150				x
Embassy Suites Orlando	174				x
Embassy Suites Portland Downtown	276				x
Marriott Seattle Waterfront	358				x
Residence Inn Hartford	96				x
Residence Inn Newark	168				x
Residence Inn Salt Lake City	144				x
Residence Inn San Diego Sorrento Mesa	150				x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2013 are included in this table.
(b)	Part of Ashford Hospitality Prime.

PIM Highland Holding LLC

Anticipated Capital Expenditures Calendar

Highland Hotels (a)

		2013
	Rooms	1st Quarter Actual	2nd Quarter Actual	3rd Quarter Estimated	4th Quarter Estimated
Courtyard Boston Downtown	315	x	x	x	x
Hilton Boston Back Bay	390	x	x
Marriott Sugarland	300	x			x
Courtyard Savannah	156	x
Hyatt Regency Savannah	351	x
Marriott San Antonio Plaza	251	x
The Melrose	240	x
Hyatt Regency Wind Watch	358		x	x	x
Hilton Garden Inn Virginia Beach	176		x
Hilton Garden Inn BWI	158		x
Silversmith	143			x	x
Renaissance Nashville	673			x	x
Hilton Parsippany	354			x
Marriott DFW	491			x
Hilton Garden Inn Austin	254			x
Crowne Plaza Ravinia	495				x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2013 are included in this table.